Income Taxes	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 20: INCOME TAXES

The Republic of the Marshall Islands, Liberia, Panama and Malta do not impose a tax on international shipping income. Under the laws of the Republic of the Marshall Islands, Malta, Liberia and Panama, the countries of incorporation of the Company and its subsidiaries and the vessels’ registration, the companies are subject to registration and tonnage taxes in the accompanying consolidated statements of comprehensive income/(loss).

In accordance with the currently applicable Greek law, ship owning companies of foreign-flagged vessels that are managed by Greek or foreign ship management companies having established an office/branch in Greece on the basis of the applicable licensing regime are subject to tax liability towards the Greek state which is calculated on the basis of the relevant vessel’s tonnage. A tax credit is recognized for tonnage tax (or similar tax) paid abroad, up to the amount of the tax due in Greece. The owner, the manager and the bareboat charterer or the financial lessee (where applicable) are liable to pay the tax due to the Greek state. The payment of said tax exhausts the tax liability of the foreign ship owning company, the bareboat charterer, the financial lessee (as applicable) and the relevant manager against any tax, duty, charge or contribution payable on income from the exploitation of the foreign-flagged vessel outside Greece.

The income tax (expense)/ benefit reflected in the Company’s consolidated financial statements for the years ended December 31, 2022, 2021, and 2020 is mainly attributable to Navios Holdings’ subsidiaries in South America, which are subject to the Argentinean, Brazilian and Paraguayan income tax regime.

CNSA and Corporacion Navios Granos S.A. (“CNGSA”) are located in a tax free zone and are not liable to income tax. Navios Logistics’ current port operations in Uruguay are exempted from income taxes.

As a result of the Law 27,630, voted by the Argentinian Parliament in June 2021, income tax rates and scales were modified. Scales are updated annually as per inflation Income tax liabilities of the Argentinean subsidiaries for the current period is measured at the amount expected to be paid to the taxation authorities using a tax rate of 35% on any taxable profit above 76 million Argentinean pesos or $429, 30% on any taxable profit between 8 million Argentinean pesos or $42 and 76 million Argentinean pesos or $429, and 25% on any taxable profit below 8 million Argentinean pesos or $42. The enacted Law 27,630 replaced the income tax rates and scales of the tax reform previously voted by the Argentinean Parliament in December 2017, and the Law 27,541 voted in December 2019, in which the corporate income tax rate had decreased from 35% in 2017 to 30% for the period from 2018 to 2021, and would further decrease to 25% for the period from 2022 onwards. Tax rates and tax laws used to assess the income tax liability are those that are effective on the close of the fiscal period.

Under the tax laws of Argentina, the subsidiaries of the Company in that country are subject to taxes levied on gross revenues. Rates differ depending on the jurisdiction where revenues are earned for tax purposes. Average rates were approximately 2.0% for the year ended December 31, 2022 (2.0% for 2021 and 2.0% for 2020, respectively).

Until the fiscal year ended December 31, 2019, there were two possible options to determine the income tax liability of Paraguayan subsidiaries. Under the first option income tax liabilities for the current and prior periods were measured at the amount expected to be paid to the taxation authorities, by applying the tax rate of 10% on the fiscal profit and loss. 50% of revenues derived from international freights were considered Paraguayan sourced (and therefore taxed) if carried between Paraguay and Argentina, Bolivia, Brazil or Uruguay, with destination Paraguay. Alternatively, only 30% of revenues derived from international freights carried between other countries with destination Paraguay were considered Paraguayan sourced. Companies whose operations were considered international freights could choose to pay income taxes on their revenues at an effective tax rate of 1% on such revenues, without considering any other kind of adjustments. Fiscal losses, if any, were neither deducted nor carried forward.

As per the tax reform in Paraguay that is in force since January 1, 2020 (Law 6,380 from September 25, 2019 confirmed by Decree 3182 from December 30, 2019), there are still two possible options to determine the income tax liability of Paraguayan companies. Under the first option income tax liabilities for the current and prior periods are measured at the amount expected to be paid to the taxation authorities, by applying the tax rate of 10% on the fiscal profit and loss. The 100% of revenues derived from freights carried between other countries with destination Paraguay are considered Paraguayan sourced, and therefore taxed. The tax reform also states that any fiscal losses generated as of the fiscal year starting January 1, 2020, will be carried forward for up to five years, with the possibility to deduct each year the 20% from future fiscal years taxable income. Companies whose operations are considered international freights can alternatively choose to pay income taxes on their revenues at an effective tax rate of 3% of such revenues, without considering any other kind of adjustments. Once the methodology is chosen, the Paraguayan companies have to keep it for at least five years.

The corporate income tax rate in Argentina, Paraguay, Brazil, and Uruguay is 30%, 10%, 34%, and 25%, respectively for the year ended December 31, 2022. The Company’s deferred taxes as of December 31, 2022 and 2021, relate primarily to deferred tax liabilities on acquired intangible assets recognized in connection with Navios Logistics. As of January 1, 2007, the Company adopted the provisions of FASB for Accounting for Uncertainty in Income Taxes. This guidance requires application of a more likely than not threshold to the recognition and derecognition of uncertain tax positions. This guidance permits the Company to recognize the amount of tax benefit that has a greater that 50% likelihood of being ultimately realized upon settlement. It further requires that a change in judgment related to the expected ultimate resolution of uncertain tax positions be recognized in earnings in the quarter of such change. Argentinean companies have open tax years ranging from 2014 and onwards and Paraguayan and Brazilian companies have open tax years ranging from 2016 and onwards. In relation to these open tax years, the Company believes that there are no material uncertain tax positions.